UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 9, 2005

PRECISION OPTICS CORPORATION, INC.

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(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440

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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Precision Optics Corporation, Inc. (the “Company”) entered into a Severance Agreement dated June 9, 2005 with Jack Dreimiller, former Chief Financial Officer of the Company (the “Severance Agreement”). Under the terms of the Severance Agreement, Mr. Dreimiller is entitled to a lump sum severance payment of $41,152.80. Mr. Dreimiller has agreed to provide consulting services to the Company for a period of 14 months following June 9, 2005 (the “Consulting Period”), in consideration for which the Company has agreed to pay him an additional $41,152.80. During the initial two months of the Consulting Period, Mr. Dreimiller has agreed to provide consulting services for up to three days a week for a maximum of 16 days of service. During the latter 12 months of the Consulting Period, Mr. Dreimiller will make himself available for consultation and will be entitled to additional hourly and per diem payments for such services he actually provides in accordance with the terms of the Severance Agreement.

The Company has engaged Michael Arbon as its Chief Financial Officer effective as of June 9, 2005. Under the terms of his employment, Mr. Arbon will work, on average, two days per week and will receive an annual salary of $65,000.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)   Jack Dreimiller, formerly Chief Financial Officer of the Company, left the employment of the Company effective as of June 9, 2005.

(c)   Michael Arbon was appointed as Chief Financial Officer of the Company, effective June 9, 2005. Mr. Arbon served as the Chief Operating Officer (2000 to present) and Financial Controller (1997 to 2000) of a privately held corporation with international diversified holdings in industrial manufacturing.

A copy of the Company’s press release announcing these changes is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit Number  Title

                                 99.1                        Press Release issued by Precision Optics Corporation, Inc. on June 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2005	PRECISION OPTICS CORPORATION, INC. By: /s/ Richard E. Forkey Name: Richard E. Forkey Title: Chairman of the Board, Chief Executive Officer, President and Treasurer

EXHIBIT INDEX

                       Exhibit Number             Title

                                 99.1                        Press Release issued by Precision Optics Corporation, Inc. on June 9, 2005.